Management Fees	12 Months Ended
Jun. 30, 2015
Notes to Financial Statements
Note 10 - Management Fees

Services Provided by KM Delaney & Assoc.

During the year ended June 30, 2015, KM Delaney & Assoc. (“KMDA”) has provided office space and certain administrative functions to us. The services provide include a furnished executive suite, use of office equipment and supplies, accounting and bookkeeping services, treasury and cash management services, financial reporting, and other support staffing requirements. We have agreed to pay KMDA $18,000 per month for these services during the calendar year ending December 31, 2015. During the year ended June 30, 2015, KMDA billed us $176,262 for those services. As of June 30, 2015, we owed KMDA $176,262. No such services were provided during the year ended June 30, 2014. These amounts are included in accounts payable and accrued liabilities on the balance sheet.